Exhibit 10.1

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT


                  FIRST AMENDMENT, dated as of March 23, 2004 (this "Amendment"), to the Loan Agreement, dated January 14, 2003, by and between KELTIC FINANCIAL PARTNERS, LP, a Delaware limited partnership ("Lender"), and IEC ELECTRONICS CORP. ("Borrower"), a corporation organized and existing pursuant to the laws of the state of Delaware. The above referenced documents and all other agreements, instruments, certificates and documents pursuant to or incident thereto or in connection therewith are herein referred to as the "Loan Documents".

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, Lender and Borrower are parties to that certain Loan Agreement, dated January 14, 2003 (the "Loan Agreement"); and

                  WHEREAS, Borrower has notified Lender of certain operational changes within its business; and

                  WHEREAS, Borrower has requested that Lender modify certain requirements of the Loan Agreement to accommodate such operational changes; and

                  WHEREAS, Lender has agreed to modify certain provisions of the Loan Agreement, but only subject to the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2.       Amendments.

                  A. Section 1.25 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "1.25    "Fixed Charge Coverage Ratio" shall mean:

                      (a) with respect to a fiscal quarter beginning with the fiscal quarter ending March 31, 2004 through the fiscal quarter ending December 31, 2004, the ratio of EBITDA for such fiscal quarter, plus the Carry Forward Amount for such fiscal quarter, over the sum of (i) interest and fees on Indebtedness, (ii) principal on any loans, (iii) principal on any other indebtedness, (iv) taxes, (v) cash dividends, and
                           (vi) distributions paid on subordinated debt or equity, in each case paid of payable during such fiscal quarter, and;

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                      (b)  with respect to a fiscal quarter beginning with the
                           fiscal quarter ending March 31, 2005 and thereafter, the ratio of EBITDA for such fiscal quarter, plus the Carry Forward Amount for such fiscal quarter, over the sum of (i) interest and fees on Indebtedness,
                           (ii) principal on any loans, (iii) principal on any other indebtedness, (iv) capital expenditures, (v) taxes, (vi) cash dividends, and (vii) distributions paid on subordinated debt or equity, in each case paid of payable during such fiscal quarter"

                  B. Section 9.20 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "9.20 Capital Expenditures. Make or agree to make Capital Expenditures in an amount which exceeds $50,000 for each fiscal year, beginning with the fiscal year ending September 30, 2004, provided, however, that Borrower may make or agree to make Capital Expenditures in excess of such amount without the prior consent of Lender if (i) such expenditure does not exceed $15,000 individually, and (ii) aggregate Capital Expenditures for such fiscal year does not exceed $150,000."

                  C. Section 9.21 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "9.21 EBITDA. Permit Borrower's EBITDA to be less than (i) $400,000 for each fiscal quarter beginning with the fiscal quarter ending March 31, 2004, through and including the fiscal quarter ending December 31, 2004, and (ii) $450,000 for each fiscal quarter beginning with the fiscal quarter ending March 31, 2005 and thereafter, in each case calculated for each fiscal quarter on an individual, non-cumulative basis."

         3. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents, warrants and acknowledges that:

                  A. The execution, delivery and performance by Borrower of this Amendment and the performance of the Loan Agreement, as amended hereby:
i) are within its powers; ii) have been duly authorized by all necessary corporate action; and iii) are not in contravention of any provision of its certificate of formation, articles of incorporation or other organizational documents.

                  B. No Defaults or Events of Default have occurred and are continuing as of the date hereof.

                  C. This Amendment has been duly executed and delivered by or on behalf of Borrower.

                  D. The Loan Agreement, as amended hereby, constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  E. All Obligations outstanding under the Loan Agreement are duly payable in accordance with the terms of the Loan Agreement without any defense, offset, counterclaim or recoupment whatsoever.

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                  F.       The representations and warranties of Borrower
contained in the Loan Agreement and each other Loan Document shall be true and correct on and as of the date first written above with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation and warranty which is expressly made only as of a specified date need only be true as of such date.

         4. Conditions Precedent. The obligations of Lender under this Amendment is subject to and conditioned upon each of the following conditions precedent:

         (a) Execution of this Amendment by an authorized officer(s) of Borrower.

         5. No Other Consents/Waivers. Except as otherwise provided for herein, the Loan Agreement shall be unmodified and shall continue in full force and effect in accordance with its terms, and except as expressly provided for herein, this Amendment shall not be deemed to be a waiver of, or consent under, any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         6. Non-Waiver. Lender's agreement to enter into this Amendment is not and shall not be construed as a waiver of any current or future default under the Revolving Note, the Loan Agreement or any other Loan Document, nor shall it preclude Lender from proceeding against Borrower on any such default. This Amendment is also not a relinquishment of any rights or remedies Lender may have in connection with the Revolving Note, the Loan Agreement or any other Loan Document.

         7. Waiver of Rights. By its execution of this Amendment, Borrower expressly waives any and all rights to assert a claim, counterclaim or defense which now exists against Lender arising out of or in any way connected with the Loan Agreement, the Revolving Note or any other Loan Document or in any other transaction between Lender and Borrower. The foregoing waiver shall apply to any action instituted by any of the undersigned and to any action or proceeding brought against any of the undersigned by Lender.

         8. Acknowledgement of Debt. By execution of this Amendment, Borrower acknowledges that there is due and owing as of March 19, 2004 the principal sum of $366,666.62, which sums are not subject to any defense, counterclaim or set-off.

         9. Further Discussions. Borrower acknowledges that discussions may take place between itself and Lender after the date hereof concerning additional modifications of the Revolving Note, the Term Loans, the Loan Agreement and the Loan Documents. Lender in its sole and absolute discretion may terminate any such discussions at any time and for any reason or no reason and Lender shall have no liability for failing to engage in or terminating any such discussions. While the parties hereto may reach preliminary agreement as to any additional modifications of one or more provisions of the Loan Agreement, the Revolving Note, the Term Loans and/or the Loan Documents, none of the undersigned shall be bound by any such agreement on any individual point until agreement is reached on every issue and the agreement on all such issues has been reduced to a written agreement signed by Lender and Borrower. Further, the Loan Agreement may only be amended by a written agreement executed by Borrower and Lender and no negotiations or other actions undertaken by Lender shall constitute a waiver of Lender's rights under this agreement, the Loan Agreement, the Revolving Note, the Term Loans or other Loan Documents except to the extent specifically set forth in a written agreement complying with the provisions of this paragraph.

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         10.      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.

         11. WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE AND AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY BORROWER OR LENDER ON OR WITH RESPECT TO ANY LOANS, THE OBLIGATIONS OR THE RELEVANT DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY.

         12. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all said counterparts, when taken together, shall be deemed to constitute one and the same original instrument.




                           [SIGNATURE PAGE TO FOLLOW]



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.


                                            KELTIC FINANCIAL PARTNERS, LP
                                                 By its General Partner,
                                            Keltic Financial Services LLC


                                            /s/ JOHN P. REILLY
                                            --------------------------------
                                            By:     John P. Reilly
                                            Title:  Managing Partner


                                            IEC ELECTRONICS CORP.

                                            ------------------------------
                                            By:
                                            Title:

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